UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

August 31, 2017
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ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

(630) 515-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CPR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2017, Adtalem Global Education Inc. (“Adtalem”) announced that Robert A. Paul, President, DeVry University, resigned from Adtalem, effective September 6, 2017.  Adtalem has appointed James Bartholomew, formerly Chief Operating Officer of DeVry University, as DeVry University’s President.

In connection with his departure, Mr. Paul (a) will receive payments equal to 30 days of his salary and will be entitled to participate in Adtalem’s health and welfare benefits plans for eighteen months after August 31, 2017, (b) in accordance with his existing employment agreement, will receive a severance payment equal to 1.5 times his annual base salary plus his target management incentive plan (“MIP”) awards, payable in 18 equal monthly payments, plus a pro-rated MIP award based on actual performance for Adtalem’s 2017 fiscal year, payable at the time MIP awards are paid to other recipients, together with certain outplacement and health benefits, and (c) in accordance with the terms of his equity awards, an additional year of vesting in the event of a termination of employment upon “mutual agreement.”  Mr. Paul’s severance terms are described in additional detail under “2016 Potential Payments Upon Termination or Change-in-Control—Employment Agreements—Other Continuing NEOs” in Adtalem’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on October 4, 2016.

Cautionary Note on Forward Looking Statements

Certain statements contained in this Form 8-K and furnished materials, including those that affect the Company’s expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as Adtalem Global Education Inc. or its management “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “foresees,” “intends,” “plans” or other words or phrases of similar import.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Company’s actual results to differ materially from those projected or implied by these forward-looking statements. Additional information regarding factors that could cause results to differ can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017.

These forward-looking statements are based on information as of September 6, 2017 and the Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.
(Registrant)

Date:	September 6, 2017	By:	/s/ Gena L. Ashe
Gena L. Ashe
Senior Vice President, Chief Legal Officer and Secretary